EXHIBIT 32.1

CERTIFICATION PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crowd Shares Aftermarket, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Douglas Brackin, Chief Executive Officer, and Keith Moore, Treasurer (Chief Financial Officer), of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 2, 2014

/s/ Douglas Brackin
Douglas Brackin
Chief Executive Officer

/s/ Keith Moore
Keith Moore
Treasurer (Chief Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Crowd Shares Aftermarket, Inc. and will be retained by Crowd Shares Aftermarket, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.